UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 11, 2008

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400

Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K, or the “Original Form 8-K,” on January 17, 2008, reporting our acquisition of The Retreat of Shawnee, located in Shawnee, Kansas, as described in the Original Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to amend the Original Form 8-K to provide the financial information required by Item 9.01 of the Securities and Exchange Commission’s (the “Commission”) Form 8-K.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-85 through F-94 of our prospectus, dated January 25, 2008 and filed in Amendment No. 2 to Paladin Realty Income Properties, Inc.’s Registration Statement on Form S-11 (File No. 333-146867), which was filed with the Commission on January 25, 2008.

(b) Pro forma financial information.

The financial statements required by Item 9.01(b) are incorporated herein by reference to pages F-95 through F-98 of our prospectus, dated January 25, 2008 and filed in Amendment No. 2 to Paladin Realty Income Properties, Inc.’s Registration Statement on Form S-11 (File No. 333-146867), which was filed with the Commission on January 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: January 31, 2008	By:	/s/ JOHN A. GERSON
John A. Gerson
Chief Financial Officer